UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP. II
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

Schultze Special Purpose Acquisition Corp. II
800 Westchester Avenue, Suite S-632
Rye Brook, NY 10573

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD            , 2023

To the Stockholders of Schultze Special Purpose Acquisition Corp. II:

You are cordially invited to attend the special meeting of stockholders (the “special meeting”) of Schultze Special Purpose Acquisition Corp. II (“Company,” “we,” “us” or “our”) to be held at 12:00 p.m. Eastern Time on            , 2023 as a virtual meeting. The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting            .

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend.

The accompanying proxy statement is dated            , 2023 and is first being mailed to stockholders on or about that date. The sole purpose of the special meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend our amended and restated certificate of incorporation, as amended to date (our “charter”), in the form set forth as Annex A to the accompanying proxy statement (the “Charter Amendment”), to extend the date by which we must consummate an initial business combination (the “Extension”) from October 13, 2023 (the “Current Termination Date”) to            or such earlier date as determined by our board of directors (the “Board”) (such applicable date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”); and

•        Proposal No. 2 — The Adjournment Proposal — a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal (the “Adjournment Proposal”).

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Each of the Charter Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal. Please take the time to carefully read each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Charter Amendment Proposal is to allow us more time to complete an initial business combination. Our charter provides that we have until the Current Termination Date to complete an initial business combination. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there will not be sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing such proposed business combination.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in our initial public offering (the “IPO”, such shares, the “public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account established for the benefit of the public stockholders (the “trust account”) in connection with the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

To exercise your redemption rights with respect to all or a portion of your public shares, you must tender all or such portion of your shares to our transfer agent at least two business days prior to the special meeting in accordance with the procedures and deadlines described in the accompanying proxy statement. You may tender your shares by either delivering your stock certificate(s) representing such shares to our transfer agent or by delivering such shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share pro rata portion of the trust account will be approximately $10.50 at the time of the special meeting, based on the approximate amount of $51.6 million held in the trust account as of June 30, 2023. The closing price of our Class A common stock on the Nasdaq Global Market on            , 2023 was $            . Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $            [less] for each share than if such stockholder sold its public shares in the open market. We cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemptions of public shares on or after January 1, 2023, including in connection with the Extension, may be subject to such excise tax. We have previously announced that we will not withdraw any funds from the trust account, including interest earned on the funds held in the trust account, to pay for the 1% excise tax that may become due under the IR Act. See the section of the accompanying proxy statement entitled “Risk Factors — A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares, including in connection with the Extension” for more information.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by the Current Termination Date, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us (net of taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our initial stockholders, including Schultze Special Purpose Acquisition Sponsor II, LLC (our “sponsor”), Stifel Venture Corp., an affiliate of one of the underwriters of the IPO (“Stifel Venture”), and certain of our officers, directors and strategic advisors (together with their permitted transferees, our “initial stockholders”), collectively beneficially own an aggregate of 4,125,000 shares of our Class A common stock that were issued upon conversion of shares of our Class B common stock, par value $0.0001 per share, initially issued prior to the IPO (the “founder shares”), representing approximately 45.6% of our issued and outstanding shares of common stock. Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

The affirmative vote of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve the Adjournment Proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

The Board has fixed the close of business on            , 2023 as the date for determining the stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of shares of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Dated: , 2023	By Order of the Board of Directors,

George J. Schultze Chairman, President and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote online at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposal. Failure to vote in person (by virtual attendance) or by proxy at the special meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Adjournment Proposal and will have no effect on the outcome of the vote on the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on            , 2023: This notice of special meeting and the accompanying proxy statement are available at             .

TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES: (1) IF YOU HOLD SUCH PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) YOU MUST SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON            , 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING) THAT ALL OR SUCH PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER SUCH PUBLIC SHARES TO OUR TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Schultze Special Purpose Acquisition Corp. II
800 Westchester Avenue, Suite S-632
Rye Brook, NY 10573

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD            , 2023

PROXY STATEMENT

The special meeting of stockholders (the “special meeting”) of Schultze Special Purpose Acquisition Corp. II (“Company,” “we,” “us” or “our”) will be held at 12:00 p.m. Eastern Time on            , 2023 as a virtual meeting. The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting            .

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend.

This proxy statement is dated            , 2023 and is first being mailed to stockholders on or about that date. The sole purpose of the special meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend our amended and restated certificate of incorporation, as amended to date (our “charter”), in the form set forth as Annex A to this proxy statement (the “Charter Amendment”), to extend the date by which we must consummate an initial business combination (the “Extension”) from October 13, 2023 (the “Current Termination Date”) to            or such earlier date as determined by our board of directors (the “Board”) (such applicable date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”); and

•        Proposal No. 2 — The Adjournment Proposal — a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal (the “Adjournment Proposal”).

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. The purpose of the Charter Amendment Proposal is to allow us more time to complete an initial business combination. Our charter provides that we have until the Current Termination Date to complete an initial business combination. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there will not be sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing such proposed business combination.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in our initial public offering (the “IPO”, such shares, the “public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account established for the benefit of the public stockholders (the “trust account”) in connection with the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount (as defined below) from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $51.6 million that was in the trust account as of June 30, 2023. In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemptions of public shares on or after January 1, 2023, including in connection with the Extension, may be subject to such excise tax. We have previously announced that we will not withdraw any funds from the trust account, including interest earned on the funds held in the trust account, to pay for the 1% excise tax that may become due under the IR Act. See the section of this proxy statement entitled “Risk Factors — A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares, including in connection with the Extension” for more information.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by the Current Termination Date, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us (net of taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our initial stockholders, including Schultze Special Purpose Acquisition Sponsor II, LLC (our “sponsor”), Stifel Venture Corp., an affiliate of one of the underwriters of the IPO (“Stifel Venture”), and certain of our officers, directors and strategic advisors (together with their permitted transferees, our “initial stockholders”), collectively beneficially own an aggregate of 4,125,000 shares of our Class A common stock that were issued upon conversion of shares of our Class B common stock, par value $0.0001 per share, initially issued prior to the IPO (the “founder shares”), representing approximately 45.6% of our issued and outstanding shares of common stock. Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Charter

Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us to ensure that the proceeds in the trust account are not reduced below $10.10 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, provided that such liability will not apply to any claims by a vendor or prospective target business who executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.50 (based on the approximate amount of $51.6 million held in the trust account as of June 30, 2023). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.10, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to the public stockholders upon the redemption of 100% of the outstanding public shares in the event we do not complete an initial business combination within the required time period may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The affirmative vote of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve the Adjournment Proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Charter Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the trust account and be available for our use to complete an initial business combination on or before the Extended Date. Public stockholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain their redemption rights and their ability to vote on an initial business combination (provided that they are stockholders on the record date for a meeting to consider such business combination) through the Extended Date if the Charter Amendment Proposal is approved and the Extension is implemented.

The record date for the special meeting is            , 2023. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date there were 9,040,148 shares of our common stock issued and outstanding, consisting solely of shares of Class A common stock. Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

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i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the Charter Amendment set forth as Annex A to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting to be held at 12:00 p.m. Eastern Time on            , 2023 as a virtual meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company incorporated on December 15, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an initial business combination. On October 13, 2021, we consummated the IPO of 15,000,000 units, and on October 22, 2021, we consummated the sale of 1,500,000 additional units as a result of the underwriters’ partial exercise of their over-allotment option. A total of $166,650,000 of the proceeds from the IPO, including the partial exercise of the over-allotment option, and simultaneous private placements of private placement warrants was placed in the trust account. On April 4, 2023, we held a special meeting in lieu of the 2023 annual meeting of our stockholders (the “April Special Meeting”). At the April Special Meeting, our stockholders approved, among other things, a proposal to amend our amended and restated certificate of incorporation to extend the date by which we must consummate an initial business combination from April 13, 2023 to the Current Termination Date (the “First Extension”). On April 10, 2023, in connection with the implementation of the First Extension, the initial stockholders voluntarily elected to convert the founder shares from shares of our Class B common stock to shares of our Class A common stock, on a one-for-one basis (collectively, the “Class B Conversion”), and we redeemed 11,584,852 public shares properly tendered for redemption in connection with the First Extension, at a redemption price of approximately $10.31 per share, for an aggregate redemption amount of approximately $119.4 million. As of June 30, 2023, we had approximately $51.6 million in the trust account and 9,040,148 shares of our common stock issued and outstanding, consisting solely of shares of Class A common stock.

Like most blank check companies, our charter provides for the return of the proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before a certain date (in our case, the Current Termination Date). The Board believes that it is advisable to continue our existence until the Extended Date in order to allow us more time to complete an initial business combination and is submitting the Charter Amendment Proposal to the stockholders to vote upon. In addition, we are proposing a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

Q. What is included in these materials?	A. These materials include: • this proxy statement for the special meeting; and • a proxy card.
Q. What is being voted on?

A. You are being asked to vote on:

•   a proposal to amend our charter, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from the Current Termination Date to the Extended Date; and

•   a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension is implemented, our stockholders’ approval of the Charter Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove the Withdrawal Amount from the trust account and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount, and to retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $51.6 million that was in the trust account as of June 30, 2023. In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. No funds from the trust account, including interest earned on the funds held in the trust account, will be used to pay for any excise tax due under the IR Act in connection with the Extension.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by the Current Termination Date, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us (net of taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $150,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. Why are we proposing the Charter Amendment Proposal?

A. Our charter provides for the return of the proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before the Current Termination Date. Accordingly, the trust agreement that we entered into at the time of the IPO, as amended to date, provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in our charter. As we explain below, we believe we will not be able to complete an initial business combination by that date.

While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there will not be sufficient time before the Current Termination Date to consummate such an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination.

Because we believe we will not be able to complete an initial business combination within the permitted time period under our charter, we have determined to seek stockholder approval to extend the date by which we must consummate an initial business combination.

We believe that given our expenditure of time, effort and money on finding a potential initial business combination, circumstances warrant providing our stockholders an opportunity to consider an initial business combination. Accordingly, the Board is proposing the Charter Amendment Proposal to extend our corporate existence.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment Proposal?

A. The Board believes our stockholders should have an opportunity to evaluate a potential initial business combination with one or more of our prospective targets. Accordingly, the Board is proposing the Charter Amendment Proposal to extend the date by which we must consummate an initial business combination until the Extended Date and to allow for the Election.

The affirmative vote of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond the Current Termination Date. Additionally, our charter requires that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter.

Q. How do insiders intend to vote their shares?

A. All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal and the Adjournment Proposal.

Our initial stockholders, officers, directors and their affiliates collectively beneficially own an aggregate of 4,125,000 founder shares, representing approximately 45.6% of our issued and outstanding shares of common stock. Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date. However, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Subject to applicable securities laws, our initial stockholders, officers, directors or their affiliates may purchase shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by our initial stockholders, officers, directors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the special meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Charter Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial stockholders, officers, directors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to the redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Charter Amendment Proposal at the special meeting and could decrease the chances that the Charter Amendment Proposal will be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our initial stockholders, officers, directors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal.

Q. What vote is required to approve each of the proposals?

A. The affirmative vote of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve the Adjournment Proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 4,520,075 shares of our common stock would be required to achieve a quorum.

If you abstain, do not vote or do not instruct your broker or bank how to vote, your action will have the effect of a vote against the Charter Amendment Proposal. Failure to vote, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the vote on the Adjournment Proposal.

Q. What if I don’t want to vote for the Charter Amendment Proposal?

A. If you do not want the Charter Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposal. If the Charter Amendment Proposal is approved and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to consummate an initial business combination?

A. Other than the Extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate an initial business combination. We have provided that all public stockholders, including those who vote for the Charter Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, may make the Election to redeem all or a portion of their public shares into their pro rata portion of the trust account and, if the Extension is implemented, should receive the funds soon after the completion of the Charter Amendment. Those public stockholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain redemption rights with respect to an initial business combination we may propose, or, if we do not consummate an initial business combination by the Extended Date, such holders will be entitled to their pro rata portion of the trust account on such date.

Q. What happens if the Charter Amendment Proposal is not approved?

A. If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us (net of taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $150,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. If the Charter Amendment Proposal is approved, what happens next?

A. We will continue our efforts to execute a definitive agreement for an initial business combination with one or more of our prospective targets.

If we execute such an agreement, we will seek to complete the potential initial business combination, which will involve:

•   completing proxy materials;

•   establishing a meeting date and record date for considering such potential initial business combination and distributing proxy materials to stockholders;

•   holding a special meeting to consider such potential initial business combination; and

•   if approved, consummating such potential initial business combination.

We are seeking approval of the Charter Amendment Proposal because we believe we will not be able to complete all of the above listed tasks prior to the Current Termination Date.

Upon approval of the Charter Amendment Proposal by holders of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting, if the Board determines to implement the Extension, we will file the Charter Amendment with the Secretary of State of the State of Delaware. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, Class A common stock and warrants will remain publicly traded (subject to our compliance with Nasdaq’s continued listing requirements). We will then continue to attempt to complete an initial business combination by the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce our net asset value and the amount remaining in the trust account and increase the percentage interest of our common stock held by our initial stockholders, directors, officers and their affiliates through their beneficial ownership of the founder shares. No funds from the trust account, including interest earned on the funds held in the trust account, will be used to pay for any excise tax due under the IR Act in connection with the Extension.

If the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by the Current Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us (net of taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $150,000 of interest from the trust account and our remaining assets held outside of the trust account.

Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Q. Would I still be able to exercise my redemption rights if I vote against a potential initial business combination?

A. Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to vote on an initial business combination when it is submitted to stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination). If you disagree with such business combination, you will retain your right to redeem your public shares upon consummation of such business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in our charter.

Q. How do I attend the special meeting?

A. The special meeting is to be held at 12:00 p.m. Eastern Time on            , 2023 as a virtual meeting. If you are a stockholder of record, you will be able to attend, vote your shares and submit questions during the special meeting via a live webcast available at            . You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com. If you hold your shares through a bank, broker or other intermediary, you will need to contact such bank, broker or other intermediary and obtain a legal proxy. Once you have your legal proxy, e-mail a copy of your legal proxy to our transfer agent at least five business days prior to the special meeting date to have a control number generated. You may also attend special the meeting telephonically by dialing 1-            (toll-free within the United States and Canada) or +1            (outside of the United States and Canada, standard rates apply). The passcode for telephone access is            #, but please note that you will not be able to vote or ask questions if you choose to attend the special meeting telephonically.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to            , our proxy solicitor, prior to the date of the special meeting or by voting in person (by virtual attendance) at the special meeting. Virtual attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to our proxy solicitor:            .

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The affirmative vote of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve the Adjournment Proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 4,520,075 shares of our common stock would be required to achieve a quorum.

If you abstain, do not vote or do not instruct your broker or bank how to vote, your action will have the effect of a vote against the Charter Amendment Proposal. Failure to vote, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the vote on the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. With respect to the Charter Amendment Proposal and the Adjournment Proposal, we believe your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Adjournment Proposal if such proposal is determined to be a discretionary item.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 4,520,075 shares of our common stock would be required to achieve a quorum.

Q. Who can vote at the special meeting?

A. Only holders of record of our common stock at the close of business on            , 2023, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 9,040,148 shares of our common stock, consisting solely of shares of Class A common stock, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (by virtual attendance) at the special meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting online. However, since you are not the stockholder of record, you may not vote your shares in person (by virtual attendance) at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How does the Board recommend I vote?

A. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Q. What interests do our initial stockholders, directors and officers have in the approval of the proposals?

A. Our initial stockholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of the founder shares and the private placement warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of Our Initial Stockholders, Directors and Officers.”

Q. What if I object to the Charter Amendment? Do I have appraisal rights?

A. If you do not want the Charter Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposal. If public stockholders do not make the Election to redeem all of their public shares in connection with the Extension, such holders will retain redemption rights in connection with an initial business combination. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we implement the Extension and do not complete an initial business combination by the Extended Date. Our stockholders do not have appraisal rights in connection with the Charter Amendment Proposal or any of the other proposals under the DGCL.

Q. What happens to our warrants if the Charter Amendment Proposal is not approved?

A. If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us (net of taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

Q. What happens to our warrants if the Charter Amendment Proposal is approved?

A. If the Charter Amendment Proposal is approved and the Extension is implemented, we will continue to attempt to complete an initial business combination by the Extended Date and will retain the blank check company restrictions previously applicable to us. Our warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of an initial business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of an initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?

A. We urge you to carefully read and consider the information contained in this proxy statement, including the Charter Amendment set forth as Annex A to this proxy statement, and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of our common stock, you may vote in person (by virtual attendance) at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting online. However, since you are not the stockholder of record, you may not vote your shares in person (by virtual attendance) at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How do I redeem my public shares?

A. Pursuant to our charter, each public stockholder may seek to redeem all or a portion of such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Charter Amendment Proposal and the implementation of the Extension. If the Extension is implemented, we anticipate that such stockholders who made the Election to redeem their public shares in connection with the Election would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

To demand redemption with respect to all or a portion of your public shares in connection with the Extension, prior to 5:00 p.m. Eastern Time on            , 2023 (two business days before the special meeting), you must elect either to physically tender your stock certificate(s) representing such shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or deliver such shares to our transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two business days prior to the filing of the Charter Amendment with the Secretary of State of the State of Delaware.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the implementation of the Extension that it does not want to redeem its shares, the stockholder may withdraw the tender until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of our common stock.

Q. Who is paying for this proxy solicitation?

A. We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Where do I find the voting results of the special meeting?

A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the special meeting.

Q. Who can help answer my questions?

A. If you have questions, you may write or call our proxy solicitor:

Telephone:
Banks and brokers:
E-mail:

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        our ability to effect the Extension or consummate an initial business combination;

•        the volatility of the market price and liquidity of our securities;

•        unanticipated delays in the distribution of the funds from the trust account;

•        claims by third parties against the trust account;

•        our ability to maintain the listing of our securities on The Nasdaq Stock Market LLC (“Nasdaq”) or another national securities exchange prior to or following an initial business combination;

•        our ability to finance and consummate an initial business combination; or

•        changes in SEC rules related to special purpose acquisition companies (“SPACs”).

You should carefully consider these risks, in addition to those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and the risk factors set forth in our other filings with the SEC, including the final prospectus for the IPO, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023, and any subsequently filed Quarterly Reports on Form 10-Q. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See the section of this proxy statement entitled “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in the final prospectus for the IPO, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023, any subsequent filed Quarterly Reports on Form 10-Q and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Charter Amendment Proposal involves a number of risks. Even if such proposal is approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment Proposal is approved and the Extension is implemented, we expect to seek stockholder approval of an initial business combination. We are required to offer the public stockholders the opportunity to redeem their public shares in connection with the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and we will be required to offer the public stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Charter Amendment Proposal is approved and the Extension is implemented, or if an initial business combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. This risk is magnified because we paid approximately $119.4 million out of the trust account to stockholders that redeemed their public shares in connection with the First Extension. The fact that we will have separate redemption periods in connection the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of their shares at favorable prices, or at all.

The ability of the public stockholders to exercise redemption rights with respect to a large number of public shares if the Charter Amendment Proposal is approved and the Extension is implemented, and the completed redemptions of public shares in connection with the First Extension, may adversely affect the liquidity of our securities.

Pursuant to our charter, each public stockholder may seek to redeem all or a portion of such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Charter Amendment Proposal and implementation of the Extension. The ability of the public stockholders to exercise such redemption rights with respect to a large number of public shares may adversely affect the liquidity of our securities. This risk is magnified because we paid approximately $119.4 million out of the trust account to stockholders that redeemed their public shares in connection with the First Extension. As a result, if the Charter Amendment Proposal is approved and the Extension is implemented, you may be unable to sell your public shares even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elected to redeem their public shares in connection with the approval of the Charter Amendment Proposal and implementation of the Extension.

Since our initial stockholders, officers and directors will lose their entire investment in us if our initial business combination is not completed, the Board may have a conflict of interest in making their recommendation that you vote in favor of the Charter Amendment Proposal.

On January 15, 2021, our sponsor purchased an aggregate of 5,750,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.004 per share. Our sponsor subsequently transferred 25,000 founder shares to each of our independent directors, 276,000 founder shares to Stifel Venture and an aggregate of 50,000 founder shares to certain strategic advisors identified in connection with the IPO, in each case at the same price originally paid for such shares. Subsequently, our sponsor forfeited an aggregate of 1,437,500 founder shares, resulting in there being 4,312,500 founder shares outstanding. On October 22, 2021, in connection with the underwriters’ election to partially exercise their over-allotment option and the forfeiture of the remaining portion of such over-allotment option, 175,500 and 12,000 founder shares were forfeited by our sponsor and Stifel Venture, respectively, to us at no cost, and 4,125,000 founder shares remain outstanding. In addition, our sponsor and Stifel Venture purchased an aggregate of 6,575,000 private placement warrants at a price of $1.00 per warrant for an aggregate purchase price of $6,575,000. On April 10, 2023, in connection with the implementation of the First Extension and pursuant to the Class B Conversion, the founder shares were converted from shares of our Class B common stock to shares of our Class A common stock on a one-for-one basis in accordance with our charter. Notwithstanding the Class B Conversion, the holders of founder shares will not be entitled to receive any funds held in the trust account with respect to any such converted shares.

As described above, our initial stockholders, officers, directors and their affiliates collectively beneficially own an aggregate of 4,125,000 founder shares, representing approximately 45.6% of our issued and outstanding shares of common stock, all of which shares are expected to be voted in favor of the proposals set forth in this proxy statement. As a result, in addition to the founder shares, we would need only 395,075, or approximately 8.0%, of the 4,915,148 public shares outstanding to be voted in favor of the Charter Amendment Proposal for such proposal to be approved.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date. The founder shares will therefore be worthless if we do not complete an initial business combination; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. There will be no redemption rights or liquidating distributions with respect to the private placement warrants, which will expire worthless if we do not complete an initial business combination.

These interests, among others, may influence our directors in making their recommendation that you vote in favor of the Charter Amendment Proposal. See the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of Our Initial Stockholders, Directors and Officers.”

Since our anchor investors will acquire founder shares from our sponsor upon consummation of our initial business combination, a conflict of interest may arise in connection with the approval of the Charter Amendment Proposal.

In connection with the closing of the IPO, certain qualified institutional buyers or institutional accredited investors that are not affiliated with us, our sponsor, our directors or any member of our management team (“anchor investors”) acquired an interest in an aggregate of 937,500 founder shares for a price of $0.10 per share, which our sponsor will distribute to our anchor investors after the completion of an initial business combination. Accordingly, our anchor investors will share in any appreciation in the value of the founder shares above that nominal amount, provided that we successfully complete a business combination. Moreover, as our anchor investors purchased 14,857,500 units in the IPO for a purchase price of $10.00 per unit and paid $0.10 per share for their interests in the founder shares, and assuming each warrant has no value and without taking into account any liquidity discount on the founder shares, our anchor investors paid an effective price of approximately $9.41 per share acquired, as compared to the $10.00 per share paid by the other public stockholders in the IPO. As a result, our anchor investors may have an incentive to vote any public shares they own in favor of the Charter Amendment Proposal. In addition, if our anchor investors own a substantial portion of the outstanding public shares and vote those public shares in favor of the Charter Amendment Proposal, we may receive sufficient votes to approve the Charter Amendment Proposal regardless of how any other public stockholder votes their shares, although we are not aware of any arrangements or understandings among our anchor investors with regard to voting, including voting with respect to the Charter Amendment Proposal.

If we are not in compliance with Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are currently listed on Nasdaq, a national securities exchange. On May 2, 2023, we received a written notice (the “Notice”) from the Listing Qualifications Department of Nasdaq indicating that we are not in compliance with Nasdaq Listing Rule 5450(a)(2) (the “Rule”), which requires us to have at least 400 total holders for continued listing on the Nasdaq Global Market. The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of our securities on the Nasdaq Global Market. On June 15, 2023, we provided Nasdaq with a plan to regain compliance with the Rule within the required timeframe. On July 5, 2023, Nasdaq accepted our plan and granted us an extension until October 30, 2023 to evidence compliance with the Rule.

We cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to an initial business combination, including following any stockholder redemptions in connection with certain amendments to our charter, such as the Charter Amendment Proposal. If the public stockholders exercise redemption rights with respect to a large number of public shares in connection with the approval of the Charter Amendment Proposal and implementation of the Extension, we may be unable to regain compliance with the Rule or our securities may no longer meet Nasdaq’s other continued listing requirements, and Nasdaq may delist our securities from trading on its exchange.

We expect that if our Class A common stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of public shares in connection with the approval of the Charter Amendment Proposal and implementation of the Extension. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity with respect to our securities;

•        a determination that our shares of Class A common stock are “penny stock” which will require brokers trading in our shares of Class A common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our shares of Class A common stock;

•        a limited amount of news and analyst coverage for our company; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A common stock and warrants are currently listed on Nasdaq, our units, Class A common stock and warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares, including in connection with the Extension.

On August 16, 2022, the IR Act was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

On December 27, 2022, the Treasury released Notice 2023-2, which provides taxpayers with interim guidance on the excise tax that may be relied upon until the Internal Revenue Service issues proposed Treasury regulations on such matter. Notice 2023-2 includes as one of its exceptions to the excise tax a distribution in complete liquidation of a “covered corporation”, such as ours, to which Sec. 331 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applies (so long as Sec. 332(a) of the Code also does not also apply). Although it remains uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with our initial business combination or in the event we do not consummate our initial business combination by the Current Termination Date (or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date), we would not expect the excise tax to apply to redemptions of our public shares that occur during a taxable year in which we completely liquidate under Sec. 331 of the Code.

Pursuant to our charter, each public stockholder may seek to redeem all or a portion of such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Charter Amendment Proposal and implementation of the Extension. Any redemption or other repurchase that occurs after December 31, 2022 may be subject to the excise tax, including in connection with our initial business combination, certain amendments to our charter (including the proposed Charter Amendment Proposal) or otherwise. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, certain amendments to our charter (including the proposed Charter Amendment Proposal) or otherwise, (ii) the structure of the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of the initial business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. However, we have previously announced that we will not withdraw any funds from the trust account, including interest earned on the funds held in the trust account, to pay for the 1% excise tax that may become due under the IR Act. The foregoing could cause a reduction in the cash available on hand to complete our initial business combination and in our ability to complete our initial business combination.

Changes in laws or regulations, or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations, and interpretations and applications of such laws and regulations, may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures in business combination transactions involving special purpose acquisition companies, or SPACs, and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide a safe harbor for such companies from the definition of “investment company” under the Investment Company Act, provided certain criteria are satisfied. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the trust account or liquidate our company at an earlier time than we might otherwise choose. Were we to liquidate our company, our stockholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, and it is possible that a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we are required to liquidate, our stockholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

If we instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the trust account, we may receive minimal interest, if any, on the funds held in the trust account, which may reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of our company.

The funds in the trust account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (or in an interest-bearing demand deposit account) at a national bank until the earlier of consummation of an initial business combination or liquidation of our company. Following such liquidation of the securities held in the trust account, we may receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash may reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of our company.

The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate our company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in cash (or in an interest-bearing demand deposit account) at a national bank, which may further reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of our company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the trust account.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

If CFIUS has jurisdiction over our initial business combination, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” the foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial business combination could be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, the public stockholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company incorporated on December 15, 2020 as a Delaware corporation and formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, which we refer to as an initial business combination.

On January 15, 2021, we issued an aggregate of 5,750,000 founder shares to our sponsor for an aggregate price of $25,000, or approximately $0.004 per share. Our sponsor subsequently transferred 25,000 founder shares to each of our independent directors, 276,000 founder shares to Stifel Venture and an aggregate of 50,000 founder shares to certain strategic advisors identified in connection with the IPO, in each case at the same price originally paid for such shares. On each of July 27, 2021 and September 20, 2021, our sponsor forfeited 718,750 founder shares, resulting in there being 4,312,500 founder shares issued and outstanding. On October 22, 2021, in connection with the underwriters’ election to partially exercise their over-allotment option and the forfeiture of the remaining portion of such over-allotment option, as described below, 175,500 and 12,000 founder shares were forfeited by our sponsor and Stifel Venture, respectively, to us at no cost, and 4,125,000 founder shares remain outstanding.

On October 13, 2021, we consummated the IPO of 15,000,000 units, and on October 22, 2021, we consummated the sale of 1,500,000 additional units as a result of the underwriters’ partial exercise of their over-allotment option. Each unit consisted of one share of Class A common stock and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $165,000,000.

Simultaneously with the consummation of the IPO, we consummated the private placement of an aggregate of 6,200,000 private placement warrants to our sponsor and Stifel Venture at a price of $1.00 per private placement warrant, generating total gross proceeds of $6,200,000. Simultaneously with the closing of the partial exercise of the over-allotment option, we consummated the private placement of an aggregate of 375,000 additional private placement warrants to such purchasers at $1.00 per additional private placement warrant, generating total gross proceeds of $375,000 (collectively, the “private placements”). A total of $166,650,000 ($10.10 per unit) of the proceeds from the IPO, including the partial exercise of the over-allotment option, and simultaneous private placements of private placement warrants was placed in the trust account, with Continental Stock Transfer & Trust Company acting as trustee.

Of the aggregate 16,500,000 units sold in the IPO, 14,857,500 units were purchased by our anchor investors. In connection with the closing of the IPO, each anchor investor acquired from our sponsor an indirect economic interest in certain founder shares (937,500 founder shares in the aggregate) at a purchase price of $0.10 per share. Our sponsor has agreed to distribute such founder shares to our anchor investors pro rata based on their indirect ownership interest in such founder shares after the completion of our initial business combination.

Our units began trading on October 8, 2021 on the Nasdaq Global Market under the symbol “SAMAU.” Commencing on November 29, 2021, the Class A common stock and warrants comprising the units began separate trading on Nasdaq under the symbols “SAMA” and “SAMAW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “SAMAU.”

On April 4, 2023, we held the April Special Meeting. At the April Special Meeting, our stockholders approved, among other things, the First Extension. On April 10, 2023, in connection with the implementation of the First Extension, the initial stockholders voluntarily elected to convert the founder shares from shares of our Class B common stock to shares of our Class A common stock, on a one-for-one basis, and we redeemed 11,584,852 public shares properly tendered for redemption in connection with the First Extension, at a redemption price of approximately $10.31 per share, for an aggregate redemption amount of approximately $119.4 million. As of June 30, 2023, we had approximately $51.6 million in the trust account and 9,040,148 shares of our common stock issued and outstanding, consisting solely of shares of Class A common stock.

The mailing address of our principal executive office is Schultze Special Purpose Acquisition Corp. II, 800 Westchester Avenue, Suite S-632, Rye Brook, NY 10573, and our telephone number is 914-701-5260. Our corporate website is www.samaspac.com. The contents of our corporate website are not incorporated into this proxy statement and our reference to the URL of our corporate website is intended to be an inactive textual reference only.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting will be held at 12:00 p.m. Eastern Time on            , 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the special meeting via a live webcast available at            . The special meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the special meeting.

To pre-register for the special meeting, please follow the below instructions as applicable to the nature of your ownership of our common stock. Pre-registration is recommended but not required to attend the special meeting and is available starting at 9:00 a.m. Eastern Time on            , 2023 (five business days prior to the special meeting).

If your shares are registered in your name with our transfer agent and you wish to attend and participate in the virtual meeting, go to            , enter the control number you received on your proxy card and click on the “Click here” to pre-register for the online meeting link at the top of the page. Just prior to the start of the special meeting you will need to log back into the above website using your control number. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com.

Beneficial stockholders who wish to attend and participate in the virtual meeting must (i) obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and (ii) e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent at proxy@continentalstock.com. Beneficial stockholders who e-mail our transfer agent a valid legal proxy will be issued a meeting control number that will allow them to pre-register to attend and participate in the virtual meeting. A beneficial stockholder who wishes to attend the virtual meeting but not vote may be issued a guest control number upon providing proof of ownership to our transfer agent. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the special meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the special meeting date.

You may also attend special the meeting telephonically by dialing 1-            (toll-free within the United States and Canada) or +1            (outside of the United States and Canada, standard rates apply). The passcode for telephone access is            #, but please note that you will not be able to vote or ask questions if you choose to attend the special meeting telephonically.

Quorum.    A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 4,520,075 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on            , 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required.    The affirmative vote of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve the Charter Amendment Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required to approve the Adjournment Proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. If you abstain, do not vote or do not instruct your broker or bank how to vote, your action will have the effect of a vote against the Charter Amendment Proposal. Failure to vote, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the vote on the Adjournment Proposal.

At the close of business on the record date, there were 9,040,148 shares of our common stock issued and outstanding, consisting solely of shares of Class A common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal approved, you must vote against, abstain or not vote on such proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which is anticipated to be paid soon after the completion of the Charter Amendment, you must make the Election to redeem your public shares. Public stockholders may make the Election to redeem all or a portion of their public shares regardless of whether they vote for or against the Charter Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal and, if presented, the Adjournment Proposal. No recommendation is being made as to whether you should make the Election to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person (by virtual attendance) at the special meeting.

We have retained            to aid in the solicitation of proxies.            will receive a fee of approximately $            , as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material that may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

We are proposing to amend our charter, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from the Current Termination Date to the Extended Date. All stockholders are encouraged to read the proposed Charter Amendment in its entirety for a more complete description of its terms.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Charter Amendment Proposal is not approved (or if such proposal is approved and the Extension is not implemented) and we do not consummate an initial business combination by the Current Termination Date, or if the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us (net of taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Reasons for the Proposal

Our charter provides that we have until the Current Termination Date to consummate an initial business combination. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there will not be sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing such proposed business combination.

The affirmative vote of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond the Current Termination Date. Additionally, our charter requires that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us (net of taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $150,000 of interest from the trust account and our remaining assets held outside of the trust account.

If the Charter Amendment Proposal is not approved, we will not effect the Extension, and in the event we do not complete an initial business combination on or before the Current Termination Date, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and the Board determines to implement the Extension, we will file the Charter Amendment with the Secretary of State of the State of Delaware. We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants will remain publicly traded (subject to our compliance with Nasdaq’s continued listing requirements). We will then continue to attempt to complete an initial business combination by the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by the Current Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us (net of taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Charter Amendment Proposal is approved and the Extension is implemented, the Extended

Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $150,000 of interest from the trust account and our remaining assets held outside of the trust account.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $51.6 million that was in the trust account as of June 30, 2023. In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. No funds from the trust account, including interest earned on the funds held in the trust account, will be used to pay for any excise tax due under the IR Act in connection with the Extension.

Notwithstanding stockholder approval of the Charter Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Redemption Rights

If the Charter Amendment Proposal is approved and the Extension is implemented, we will provide the public stockholders making the Election the opportunity to receive, soon after the completion of the Charter Amendment, and in exchange for the surrender of their shares subject to the Election, a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable). Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES IN CONNECTION WITH THE EXTENSION, PRIOR TO 5:00 P.M. EASTERN TIME ON          , 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU MUST ELECT EITHER TO PHYSICALLY TENDER YOUR STOCK CERTIFICATE(S) REPRESENTING SUCH SHARES TO OUR TRANSFER AGENT OR DELIVER SUCH SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING The Depository Trust Company’s DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact our transfer agent directly and instruct it to do so. Public stockholders may make the Election to redeem all or a portion of their public shares even if they vote for or against the Charter Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

To demand redemption with respect to all or a portion of your public shares in connection with the Extension, prior to 5:00 p.m. Eastern Time on            , 2023 (two business days before the special meeting), you must elect either to physically tender your stock certificate(s) representing such shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or deliver such shares to our transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal

At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery at least two business days prior to the vote at the special meeting ensures that a redeeming holder’s Election is completed once the Charter Amendment Proposal is approved and the Extension is implemented. Accordingly, stockholders making the Election will not be able to tender their shares after the date that is two business days prior to the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting our transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, The Depository Trust Company, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or The Depository Trust Company, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to make the Election to redeem all or a portion of their public shares may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the implementation of the Extension that it does not want to redeem its shares, the stockholder may withdraw the tender until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved or are otherwise abandoned, or if such proposal is approved and the Extension is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved or will be otherwise abandoned, or following the approval of such proposal, that the Extension will not be implemented. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal, if the Extension is implemented, would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. Our transfer agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two business days prior to the filing of the Charter Amendment with the Secretary of State of the State of Delaware. As of June 30, 2023, this would amount to approximately $10.50 per share, based on the approximate amount of $51.6 million held in the trust account on such date. The closing price of our Class A common stock on the Nasdaq Global Market on            , 2023 was $            . Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $            [less] for each share than if such stockholder sold its public shares in the open market. We cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights with respect to all or a portion of your public shares, you will be exchanging all or such portion of your public shares for cash and will no longer own such shares once redeemed. You will be entitled to receive cash for such shares only if you properly demand redemption and physically tender your stock certificate(s) representing such shares or electronically deliver such shares through the DWAC system to our transfer agent at least two business days prior to the special meeting in accordance with the procedures described herein. If the Charter Amendment Proposal is not approved or if such proposal is otherwise abandoned, such shares will be returned promptly following the special meeting as described above. If the Charter Amendment Proposal is approved and the Extension is not implemented, such shares will be returned promptly following the determination that the Extension will not be implemented.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us to ensure that the proceeds in the trust account are not reduced below $10.10 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, provided that such liability will not apply to any claims by a vendor or prospective target business who executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.50 (based on the approximate amount of $51.6 million held in the trust account as of June 30, 2023). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.10, plus interest, due to unforeseen claims of potential creditors.

In the event that the proceeds in the trust account are reduced below $10.10 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to the public stockholders may be reduced below $10.10 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting. Abstentions, broker non-votes or failure to vote will have the effect of a vote against the Charter Amendment Proposal. If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us (net of taxes payable and $150,000 for any dissolution or liquidation related expenses, as applicable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 4,125,000 founder shares, representing approximately 45.6% of our issued and outstanding shares of common stock. As a result, in addition to the founder shares, we would need only 395,075, or approximately 8.0%, of the 4,915,148 public shares outstanding to be voted in favor of the Charter Amendment Proposal for such proposal to be approved.

Subject to applicable securities laws, our initial stockholders, officers, directors or their affiliates may purchase shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by our initial stockholders, officers, directors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the special meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Charter Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial stockholders, officers, directors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to the redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Charter Amendment Proposal at the special meeting and could decrease the chances that the Charter Amendment Proposal will be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our initial stockholders, officers, directors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal.

Interests of Our Initial Stockholders, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our initial stockholders, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with our charter, the aggregate 4,125,000 founder shares beneficially owned by our initial stockholders, officers, directors and their affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will be the aggregate 6,575,000 private placement warrants that were acquired in connection with the IPO by our sponsor and Stifel Venture for an aggregate purchase price of $6,575,000, which will expire. Such founder shares and private placement warrants had an aggregate market value of approximately $            based on the closing price of our Class A common stock and warrants of $            and $            , respectively, on the Nasdaq Global Market on            , 2023;

•        Even if the trading price of our Class A common stock was as low as $1.60 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in us by our initial stockholders. As a result, if an initial business combination is completed, our initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, our initial stockholders will lose their entire investment in us;

•        Each anchor investor acquired from our sponsor an indirect economic interest in certain founder shares (937,500 founder shares in the aggregate) at a purchase price of $0.10 per share. Our sponsor has agreed to distribute such founder shares to our anchor investors pro rata based on their indirect ownership interest in such founder shares after the completion of our initial business combination. As a result, if an initial business combination is completed, our anchor investors may make a substantial profit on their investment in us, even at a time when the Class A common stock has lost significant value. Our anchor investors may therefore have different interests with respect to a vote on the Charter Amendment Proposal than other public stockholders and an incentive to vote any public shares they own in favor of such proposal. However, we are not aware of any arrangements or understandings among our anchor investors with regard to voting, including voting with respect to the Charter Amendment Proposal;

•        In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced below $10.10 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us;

•        All rights specified in our charter relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If an initial business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

•        None of our officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following an initial business combination and receive compensation thereafter;

•        In connection with the First Extension, our sponsor agreed that it or its designees would deposit into the trust account $140,000, as a loan, on each of April 13, 2023 and the 13th day of each subsequent calendar month until (but excluding) October 13, 2023 or such earlier date that we determine we will liquidate (each such deposit, a “Contribution”). On April 10, 2023, we issued an unsecured promissory note in the principal amount of up to $840,000 to our sponsor with respect to the Contributions. The note does not bear interest and the principal balance will be payable on the earlier of: (i) the date on which we consummate our initial business combination and (ii) the date that our winding up is effective. As of the date of this proxy statement, the balance of such note is $700,000. Our sponsor or its designee is anticipated to deposit into the trust account the final Contribution on or before September 13, 2023, which would increase the balance of such note to the full $840,000. If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, our sponsor will not have any claim against the trust account with respect to the Contributions. Accordingly, we may not be able to repay the Contributions if an initial business combination is not completed.

•        Our sponsor, executive officers and directors, or any of their respective affiliates, are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. If the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, they will not have any claim against the trust account for reimbursement. Accordingly, we may not be able to reimburse these expenses if an initial business combination is not completed.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.

We are a blank check company incorporated on December 15, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On October 13, 2021, we consummated the IPO of 15,000,000 units, and on October 22, 2021, we consummated the sale of 1,500,000 additional units as a result of the underwriters’ partial exercise of their over-allotment option. Each unit consisted of one share of Class A common stock and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $165,000,000. Simultaneously with the consummation of the IPO, we consummated the private placement of an aggregate of 6,200,000 private placement warrants to our sponsor and Stifel Venture at a price of $1.00 per private placement warrant, generating total gross proceeds of $6,200,000. Simultaneously with the closing of the partial exercise of the over-allotment option, we consummated the private placement of an aggregate of 375,000 additional private placement warrants to such purchasers at $1.00 per additional private placement warrant, generating total gross proceeds of $375,000. On April 4, 2023, we held the April Special Meeting. At the April Special Meeting, our stockholders approved the First Extension and, in connection with the implementation of the First Extension, we redeemed 11,584,852 public shares properly tendered for redemption. As of June 30, 2023, we had approximately $51.6 million in the trust account and 9,040,148 shares of our common stock issued and outstanding, consisting solely of shares of Class A common stock.

Our charter provides that we have until the Current Termination Date to consummate an initial business combination. The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there will not be sufficient time before the Current Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination.

The affirmative vote of at least a majority of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond the Current Termination Date. Additionally, our charter requires that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter.

You are not being asked to vote on an initial business combination at this time.    If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting to adjourn the special meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

The Adjournment Proposal will only be presented to our stockholders under the circumstances described above. If the Adjournment Proposal is not approved by our stockholders, the chairman of the special meeting may not be able to exercise his or her ability to adjourn the special meeting to a later date or dates or indefinitely, if necessary or convenient, under such circumstances.

Required Vote

The Adjournment Proposal, if presented, must be approved by the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Adjournment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 4,125,000 founder shares, representing approximately 45.6% of our issued and outstanding shares of common stock. As a result, in addition to the founder shares, we would need only 395,075, or approximately 8.0% (assuming all outstanding shares are voted), or none (assuming only the minimum number of shares representing a quorum are voted), of the 4,915,148 public shares outstanding to be voted in favor of the Adjournment Proposal for such proposal to be approved.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of             , 2023, by:

•        each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of our warrants, including the private placement warrants, because such warrants are not exercisable within 60 days of the date of this proxy statement.

We have based our calculation of the percentage of beneficial ownership on 9,040,148 shares of common stock outstanding on             , 2023, consisting solely of shares of Class A common stock.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Schultze Special Purpose Acquisition Sponsor II, LLC(2)	3,736,000	41.3%
George J. Schultze(2)	3,736,000	41.3%
Gary M. Julien	—	—
Scarlett Du	—	—
William G. LaPerch	25,000	*
William T. Allen	25,000	*
John J. Walker	25,000	*
All directors and executive officers as a group (6 individuals)	3,811,000	42.2%
D. E. Shaw Valence Portfolios, L.L.C.(3)(4)	1,485,000	9.0%
Magnetar Financial LLC(3)(5)	1,485,000	9.0%
RiverNorth Capital Management, LLC(3)(6)	1,485,000	9.0%
Polar Asset Management Partners Inc.(3)(7)	1,408,700	8.5%
Atalaya Capital Management LP(3)(8)	1,206,859	7.3%
Tenor Capital Management Company, L.P.(9)	500,000	5.5%
Radcliffe Capital Management, L.P.(3)(10)	983,432	6.0%
Highbridge Capital Management, LLC(3)(11)	884,539	5.4%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 800 Westchester Avenue, Suite S-632, Rye Brook, New York 10573.

(2)      Represents shares held by our sponsor directly and indirectly through its subsidiary, SAMA Sponsor II Subsidiary, LLC (the “Sponsor Subsidiary”), as managing member of the Sponsor Subsidiary. Schultze Asset Management, LP is the manager of our sponsor, and Schultze Master Fund, Ltd is the majority owner of our sponsor. Each of Schultze Asset Management, LP and Schultze Master Fund, Ltd is controlled by George J. Schultze. Accordingly, Mr. Schultze may be deemed to beneficially own all of the reported shares. Mr. Schultze disclaims beneficial ownership of any securities held by our sponsor or the Sponsor Subsidiary except to the extent of his pecuniary interest therein. Our sponsor also disclaims beneficial ownership of the securities held by the Sponsor Subsidiary except to the extent of its pecuniary interest therein.

(3)      Beneficial ownership for this stockholder is calculated on the basis of 16,500,000 shares of our Class A common stock issued and outstanding on April 10, 2023, as of immediately prior to the implementation of the First Extension (and therefore prior to the Class B Conversion and the redemptions related to the First Extension), as we are unaware as to whether, and how many of, such stockholder’s public shares were redeemed in connection with the First Extension.

(4)      According to a Schedule 13G filed with the SEC on October 25, 2021, on behalf of D. E. Shaw Valence Portfolios, L.L.C., D. E. Shaw & Co., L.L.C., D. E. Shaw & Co., L.P. and David E. Shaw. The reported shares are held directly by D. E. Shaw Valence Portfolios, L.L.C. By virtue of Mr. Shaw’s position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the investment adviser of D. E. Shaw Valence Portfolios, L.L.C., and by virtue of Mr. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Valence Portfolios, L.L.C., Mr. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the reported shares and, therefore, Mr. Shaw may be deemed to be the beneficial owner of such shares. Mr. Shaw disclaims beneficial ownership of such shares. The business address of this stockholder is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

(5)      According to a Schedule 13G/A filed with the SEC on February 9, 2023, on behalf of Magnetar Financial LLC (“Magnetar Financial”), Magnetar Capital Partners LP (“Magnetar Capital Partners”), Supernova Management LLC (“Supernova Management”) and David J. Snyderman. The reported shares are held for certain funds (collectively, the “Magnetar Funds”). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The business address of this stockholder is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(6)      According to a Schedule 13G filed with the SEC on February 15, 2022, on behalf of RiverNorth Capital Management, LLC. The business address of this stockholder is 325 N. LaSalle Street, Ste. 645, Chicago, Illinois 60654.

(7)      According to a Schedule 13G filed with the SEC on February 11, 2022, on behalf of Polar Asset Management Partners Inc. (“Polar”). Polar serves as the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the reported shares directly held by PMSMF. The business address of this stockholder is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(8)      According to a Schedule 13G/A filed with the SEC on December 14, 2021, on behalf of Atalaya Special Purpose Investment Fund II LP (“ASPIF II”); ACM ASOF VII (Cayman) Holdco LP (“ASOF”); ACM Alameda Special Purpose Investment Fund II LP (“Alameda”); ACM Alamosa (Cayman) Holdco LP (“Alamosa”); Atalaya Capital Management LP (“ACM”); Corbin ERISA Opportunity Fund, Ltd. (“CEOF”); Corbin Capital Partners GP, LLC (“Corbin GP”); and Corbin Capital Partners, L.P. (“CCP”). The shares are directly held by ASPIF II, ASOF, Alameda, Alamosa and CEOF. As ASPIF II, ASOF, Alameda and Alamosa’s investment manager, ACM has the power to vote and direct the disposition of all shares held by ASPIF II, ASOF, Alameda and Alamosa. As CEOF’s investment manager, CCP has the power to vote and direct the disposition of all shares held by CEOF. CEOF, Corbin GP and CCP disclaim beneficial ownership over the shares held directly by ASPIF II, ASOF, Alameda and Alamosa. ASPIF II, ASOF, Alameda, Alamosa and ACM disclaim beneficial ownership over the shares held directly by CEOF. The business address of this stockholder is One Rockefeller Plaza, 32nd Floor, New York, NY 10020.

(9)      According to a Schedule 13G filed with the SEC on May 8, 2023, on behalf of Tenor Capital Management Company, L.P. (“Tenor Capital”), Tenor Opportunity Master Fund, Ltd. (the “Master Fund”) and Robin Shah. The reported shares are held directly by the Master Fund. Tenor Capital serves as the investment manager to the Master Fund. Robin Shah serves as the managing member of Tenor Management GP, LLC, the general partner of Tenor Capital. By virtue of these relationships, the reporting persons may be deemed to have shared voting and dispositive power with respect to the reported shares, and each of the reporting persons disclaims beneficial ownership of the reported shares except to the extent of such person’s pecuniary interest therein. The business address of this stockholder is 810 Seventh Avenue, Suite 1905, New York, NY 10019.

(10)    According to a Schedule 13G/A filed with the SEC on February 14, 2022, on behalf of Radcliffe Capital Management, L.P. (“RCM”), RGC Management Company, LLC (“RGC”), Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P. (“RSMF”) and Radcliffe SPAC GP, LLC (“RSG”). RCM is the relevant entity for which RGC, Mr. Katznelson and Mr. Hinkel may be considered control persons. RSMF is the relevant entity for which RSG, Mr. Katznelson and Mr. Hinkel may be considered control persons. The business address of this stockholder is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(11)    According to a Schedule 13G filed with the SEC on February 2, 2023, on behalf of Highbridge Capital Management, LLC (“Highbridge”). Highbridge serves as the investment adviser to certain funds and accounts (the “Highbridge Funds”) with respect to the reported shares that are directly held by the Highbridge Funds. The Schedule 13G provides that such filing should not be construed as an admission that Highbridge is, for purposes of Section 13 of the Exchange Act, the beneficial owner of such reported shares. The business address of this stockholder is 277 Park Avenue, 23rd Floor, New York, New York 10172.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved and the Extension is implemented, we anticipate that we will hold another special meeting of stockholders before the Extended Date to consider and vote upon a proposed initial business combination and related transactions. Accordingly, our next annual meeting of stockholders would be held at a future date to be determined by the post-business combination company. If we consummate an initial business combination in which we remain a separate public company, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at such 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to our corporate secretary at our principal executive offices not later the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Alternatively, if the Charter Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, we will dissolve and liquidate, and there will be no annual meeting of stockholders in 2024.

Stockholder and Interested Party Communications

Stockholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Schultze Special Purpose Acquisition Corp. II, 800 Westchester Avenue, Suite S-632, Rye Brook, NY 10573.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing             , our proxy solicitor, at             , telephone number:             , e-mail:             ; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call              collect at             .

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Schultze Special Purpose Acquisition Corp. II, 800 Westchester Avenue, Suite S-632, Rye Brook, NY 10573.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than             , 2023 (seven days prior to the special meeting).

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SCHULTZE SPECIAL PURPOSE ACQUISITION CORP. II

            , 2023

Schultze Special Purpose Acquisition Corp. II, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.    The name of the Corporation is “Schultze Special Purpose Acquisition Corp. II”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 15, 2020. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 7, 2021, and an Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 10, 2023 (as amended, the “Amended and Restated Certificate”).

2.    This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.    This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the holders of at least a majority of the outstanding shares of the common stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.    The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by             or such earlier date as determined by the Board (the “Termination Date”) and (iii) the redemption of Offering Shares properly submitted in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Class A Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, Schultze Special Purpose Acquisition Corp. II has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Schultze Special Purpose Acquisition Corp. II
By:
Name:
Title:

Annex A-2

Preliminary Proxy Card

Schultze Special Purpose Acquisition Corp. II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated            , 2023, in connection with the Special Meeting of Stockholders (the “Special Meeting”) to be held at 12:00 p.m. Eastern Time on            , 2023 as a virtual meeting, and hereby appoints George J. Schultze and Gary M. Julien, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Schultze Special Purpose Acquisition Corp. II (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE ENCLOSED.    THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS ON WHICH THE UNDERSIGNED STOCKHOLDER IS ENTITLED TO VOTE AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on            , 2023: This notice of special meeting and the accompanying proxy statement are available at            .

FOR	AGAINST	ABSTAIN

Proposal 1 — The Charter Amendment Proposal

To amend the Company’s amended and restated certificate of incorporation, as amended to date, in the form set forth as Annex A to the accompanying proxy statement, to extend the date by which the Company must consummate an initial business combination from October 13, 2023 to            or such earlier date as determined by the Company’s board of directors (the “Board”) (the “Charter Amendment Proposal”).

☐	☐	☐
FOR	AGAINST	ABSTAIN

Proposal 2 — The Adjournment Proposal

To direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

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Dated:	_____________ 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.